Credit Suisse Industrials Conference December 5, 2019 TRANSFORMING WATER. ENRICHING LIFE.TM ©2019 Evoqua Water Technologies

Forward-Looking Statement Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to execute projects in a timely manner; our ability to accurately predict the timing of contract awards; material and other cost inflation and our ability to mitigate the impact of inflation by increasing selling prices and improving our productivity efficiencies; our ability to achieve the expected benefits of our restructuring actions and restructuring our business into two segments; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, and in other periodic reports we file with the SEC. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected results for fiscal 2020. All forward-looking statements that we make in this presentation are taken from our Q4 earnings webcast presented on November 21, 2019, and speak only as of that date. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to November 21, 2019. Immaterial rounding differences may be present in the data included in this presentation. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss) prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 2 ©2019 Evoqua Water Technologies

Helping Solve the World's Most Pressing Water Issues Macro Trends Resulting Need Resource recovery • PFAS - an emerging contaminant of major concern • Pollution from industrial • Evoqua is well positioned water Health and Safety ◦ Comprehensive treatment solutions • Water scarcity fueled by ◦ Market leading service network climate change Emerging contaminant removal ◦ Mobile assets for rapid deployment ◦ Creating destruction technologies • Aging infrastructure • Over 30 PFAS treatment installations • Water sustainability Outsourced water & digitization • Public perception a significant treatment driver imperative • Potential future revenue driver Rapid response Water Reuse and Recycling Biogas Collection PFAS Removal Carbon and Resin Page 3 ©2019 Evoqua Water Technologies

Evoqua's digitally enabled go-to-market approach Connected Strategy WaterOne® Boost efficiency, predictive maintenance, asset Benefit to Effortless quantity and quality with regular billing like a protection, predictable total cost of ownership Customer utility Recurring aftermarket, knowledge of product usage, Benefit to Customer retention, optimized service spend and routing market insights Evoqua through prediction Digital Transformation has unique value for Customer-managed and Evoqua-managed water It starts with connected products and solutions opening the door for outsourced water Page 4 ©2019 Evoqua Water Technologies

LTM revenue and profitability development xx Rolling LTM revenue(2) and Adjusted EBITDA CAGR% ($ in millions) Services Products 8.6% Total $1,444 $1,398 $1,366 $1,381 $851 $1,330 $1,340 $817 $1,298 $815 $818 $1,247 $1,265 $794 $802 $1,193 $1,210 $761 $1,163 $718 $727 11.2% $1,137 $690 $1,095 $677 Products $1,059 $1,069 $632 $656 $597 $572 $579 5.4% Services $581 $593 $551 $563 $516 $520 $529 $538 $537 $536 $538 $487 $490 $498 $505 $507 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Adj. EBITDA(1) 19.9% Adj. ($M) $119 $127 $142 $160 $172 $186 $196 $208 $210 $224 $227 $217 $215 $214 $217 $235 EBITDA Adj. EBITDA(1) % 11.3% 11.8% 12.9% 14.1% 14.8% 15.6% 16.2% 16.7% 16.6% 17.3% 17.1% 16.2% 15.8% 15.5% 15.5% 16.3% (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Prior period amounts have been recast to conform to current period presentation by category. Page 5 ©2019 Evoqua Water Technologies

Recent Portfolio Activity

Frontier investment

FRONTIER WATER SYSTEMS

- Announced October 8, acquisition of 60% stake; co-founders have remaining position
- Biological treatment technology for removal of selenium, nitrate and metals from wastewater
- Financials and terms not disclosed

Memcor divestiture

MEMCOR®

- Announced October 3; Memcor product line sale to DuPont
- $110 million purchase price; ~13.6X LTM Adjusted EBITDA
- Expected to close by end of 2019
- Net proceeds expected to be used for debt reduction

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Quarterly revenue and profitability results (As shown in the Q4 2019 Earnings Webcast Presentation, presented November 21, 2019) Quarterly revenue and Adjusted EBITDA ($ in millions) FY16 FY17 FY18 FY19 $413 $367 $366 $357 $360 $349 $343 $334 $319 $323 $311 $300 $293 $297 $280 $270 $254 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Adj. EBITDA(1) ($M) $ 25.4 $ 29.9 $ 45.2 $ 59.4 $ 37.2 $ 43.9 $ 55.1 $ 71.4 $ 39.9 $ 57.7 $ 58.0 $ 61.2 $ 38.4 $ 56.7 $ 60.6 $ 79.3 Adj. EBITDA(1) margin % 10.0% 11.1% 15.4% 18.6% 13.3% 14.6% 17.7% 20.0% 13.4% 17.3% 16.9% 16.7% 11.9% 16.3% 16.8% 19.2 % Quarterly Sales as % of FY Sales 22% 24% 26% 28% 22% 24% 25% 29% 22% 25% 26% 27% 22% 24% 25% 29 % Quarterly EBITDA as % of FY EBITDA 14% 16% 25% 33% 18% 22% 27% 33% 20% 27% 26% 27% 16% 24% 26% 34% (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto Page 7 ©2019 Evoqua Water Technologies

2020 Full-Year Outlook (adjusted for impact of Memcor divestiture) (As shown in the Q4 2019 Earnings Webcast Presentation, presented November 21, 2019) $ USD Full Year Revenue $1.40 billion to $1.46 billion YOY growth (1) 1% to 5% Adjusted EBITDA (2) $230 million to $240 million YOY growth (3) 1% to 6% Notes: Excludes unannounced acquisitions (1) Revenue growth excludes FY19 Memcor Revenue of $60 million (2) For a definition of Adjusted EBITDA see the Appendix hereto.  Due to the forward-looking nature of Adjusted EBITDA presented above, we cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures and are unable to present a quantitative reconciliation of such Adjusted EBITDA to its most directly comparable GAAP measure. (3) Adjusted EBITDA growth excludes FY19 Memcor Adjusted EBITDA of $8 million Page 8 ©2019 Evoqua Water Technologies

Appendix Page 9 ©2019 Evoqua Water Technologies

Non-GAAP measures Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. We have not presented a quantitative reconciliation of the forward-looking non-GAAP financial measure “Adjusted EBITDA”  to its most directly comparable GAAP financial measure because it is impractical to forecast certain items without unreasonable efforts due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of and the periods in which such items may be recognized. Page 10 ©2019 Evoqua Water Technologies

Adjusted EBITDA reconciliation - 2019

($ in millions)

		Q1'19		Q2'19		Q3'19		Q4'19		FY2019
Net (loss) income	**$**	**(16.3)**	**$**	**1.6**	**$**	**4.3**	**$**	**1.9**	**$**	**(8.5)**
Income tax (benefit) expense		(4.5)		(4.6)		7.9		10.8		9.6
Interest expense		14.4		14.5		14.9		14.8		58.6
Operating (loss) income	**$**	**(6.4)**	**$**	**11.5**	**$**	**27.1**	**$**	**27.5**	**$**	**59.7**
Depreciation and amortization		23.1		24.2		24.1		26.8		98.2
EBITDA	**$**	**16.7**	**$**	**35.7**	**$**	**51.2**	**$**	**54.3**	**$**	**157.9**
A Restructuring and related business transaction costs		5.7		8.3		4.5		5.7		24.2
B Share-based compensation		4.6		4.7		5.0		5.7		20.0
C Transaction costs		2.1		2.4		1.0		6.1		11.6
D Other losses, (gains) and expenses		9.3		5.6		(1.1)		7.5		21.3
Adjusted EBITDA	**$**	**38.4**	**$**	**56.7**	**$**	**60.6**	**$**	**79.3**	**$**	**235.0**
Revenue	$	323.0	$	348.6	$	360.3	$	412.5	$	1,444.4
Adjusted EBITDA as a % of Revenue		**11.9%**		**16.3%**		**16.8%**		**19.2%**		**16.3%**

A Primarily comprised of severance costs, relocation costs, recruiting expenses and third-party consultant costs associated with the two-segment realignment and other various restructuring and efficiency initiatives.

B Represents non-cash share-based compensation.

C Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs of which $1.3 million FY was non-cash (all of which incurred in Q2'19).

D Add back of gains and losses associated with foreign exchange ($6.7 million loss Q4'19; $10.5 million loss FY*), expenses related to maintaining non-operational business locations ($0.5 million expense reduction Q4'19; $0 million expense FY) and other unusual business expenses primarily consisting of the remediation of manufacturing defects caused by a third-party vendor ($0.4 million Q4'19; $2.1 million FY), product rationalization in our electro-chlorination business ($0.9 million Q4'19; $4.1 million FY), gain on the sale of property ($0.4 million FY*) and the provision for write-off of inventory in our aquatics business associated with product rationalization and facility consolidation ($5.0 million expense FY*).

**Represents a non-cash item.*

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Adjusted EBITDA reconciliation - 2018

($ in millions)

FYE 9/30		Q1'18		Q2'18		Q3'18		Q4'18		FY2018
Net (loss) income	$	**(3.0)**	$	**13.0**	$	**1.0**	$	**(3.1)**	$	**7.9**
Income tax (benefit) / expense		(4.4)		2.0		1.4		2.4		1.4
Interest expense		17.2		10.8		12.4		17.1		57.5
Operating profit	$	**9.8**	$	**25.8**	$	**14.8**	$	**16.4**	$	**66.8**
Depreciation and amortization		19.9		20.5		21.6		24.0		85.9
EBITDA	$	**29.7**	$	**46.3**	$	**36.4**	$	**40.4**	$	**152.7**
(A) Restructuring and related business transaction costs		8.1		8.2		8.9		9.1		34.4
(B) Share-based compensation		2.6		4.3		4.4		4.5		15.8
(C) Sponsor fees		0.3		—		—		—		0.3
(D) Transaction costs		0.5		0.8		4.7		1.6		7.6
(E) Other (gains), losses and expenses		(1.3)		(1.9)		3.6		5.6		6.1
Adjusted EBITDA	$	**39.9**	$	**57.7**	$	**58.0**	$	**61.2**	$	**216.9**
Revenue	$	297.1	$	333.6	$	342.5	$	366.3	$	1,339.5
Adjusted EBITDA as a % of Revenue		**13.4%**		**17.3%**		**16.9%**		**16.7%**		**16.2%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Represents non-cash stock-based compensation related to option awards.

C Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

D Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

E Add back of gains and losses associated with foreign exchange, recent asset sales, foreign exchange impact of headquarter allocations, expenses related to maintaining non-operational business locations, expenses incurred related to remediation of manufacturing defects caused by a third-party vendor, gain on the sale of assets related to the disposition of land and the write-off of obsolete inventory as part of the migration of an operational business unit to a new enterprise resource planning system.

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Adjusted EBITDA reconciliation - 2017

($ in millions)

FYE 9/30		Q1'17		Q2'17		Q3'17		Q4'17		FY2017
Net (loss) income	**$**	**(13.2)**	**$**	**4.9**	**$**	**1.8**	**$**	**13.0**	**$**	**6.4**
Income tax (benefit) / expense		(7.1)		(4.8)		12.2		7.1		7.4
Interest expense		14.8		11.9		12.5		16.3		55.4
Operating (loss) profit	**$**	**(5.5)**	**$**	**12.0**	**$**	**26.4**	**$**	**36.4**	**$**	**69.2**
Depreciation and amortization		18.6		18.9		18.3		22.1		77.9
EBITDA	**$**	**13.1**	**$**	**30.9**	**$**	**44.7**	**$**	**58.5**	**$**	**147.1**
A Restructuring and related business transaction costs		13.2		9.9		13.3		14.9		51.3
B Purchase accounting adjustment costs		0.2		—		—		—		0.2
C Share-based compensation		0.5		0.6		0.6		0.6		2.3
D Sponsor fees		1.0		1.0		1.0		1.1		4.2
E Transaction costs		1.4		2.4		1.9		1.7		7.3
F Other losses, (gains) and expenses		7.9		(0.8)		(6.5)		(5.4)		(4.7)
Adjusted EBITDA	**$**	**37.2**	**$**	**43.9**	**$**	**55.1**	**$**	**71.4**	**$**	**207.7**
Revenue	$	279.9	$	299.9	$	311.1	$	356.5	$	1,247.4
Adjusted EBITDA as a % of Revenue		**13.3%**		**14.6%**		**17.7%**		**20.0%**		**16.7%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2016

($ in millions)

FYE 9/30	Q1'16	Q2'16	Q3'16	Q4'16	FY2016
Net (loss) income	**$ (2.7)**	**$ (0.9)**	**$ 16.5**	**$ 0.2**	**$ 13.0**
Income tax (benefit) / expense	(5.0)	(1.4)	(14.1)	2.0	(18.4)
Interest expense	9.0	9.0	11.5	13.1	42.5
Operating profit	**$ 1.3**	**$ 6.8**	**$ 13.8**	**$ 15.2**	**$ 37.2**
Depreciation and amortization	16.3	16.3	18.4	18.3	69.3
EBITDA	**$ 17.7**	**$ 23.0**	**$ 32.2**	**$ 33.5**	**$ 106.4**
A Restructuring and related business transaction costs	4.5	7.0	6.6	24.9	43.1
B Purchase accounting adjustment costs	—	—	—	1.3	1.3
C Share-based compensation	0.5	0.4	0.5	0.6	2.0
D Sponsor fees	0.8	1.1	1.0	0.9	3.8
E Transaction costs	0.1	2.4	1.4	1.4	5.4
F Other losses, (gains) and expenses	1.9	(4.1)	3.5	(3.2)	(1.9)
Adjusted EBITDA	**$ 25.4**	**$ 29.9**	**$ 45.2**	**$ 59.4**	**$ 160.1**
Revenue	$ 254.5	$ 270.0	$ 293.3	$ 319.4	$ 1,137.2
Adjusted EBITDA as a % of Revenue	**10.0%**	**11.1%**	**15.4%**	**18.6%**	**14.1%**

A Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

B Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

C Represents non-cash stock-based compensation related to option awards.

D Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

E Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

F Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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TRANSFORMING WATER. ENRICHING LIFE.TM ©2019 Evoqua Water Technologies